UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

Allianz Funds Multi-Strategy Trust

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

ALLIANZGI RETIREMENT FUNDS

1633 Broadway, New York, NY 10019

May 16, 2016

Dear Shareholder:

The Board of Trustees of your AllianzGI Retirement Fund has sent you detailed information regarding the upcoming Special Meeting of Shareholders to ask for your vote on two important proposals affecting the Fund. The Special Meeting is scheduled to be held at 10:30 A.M., Eastern Time, on Wednesday, June 15, 2016, at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, NY 10019.

Detailed information about the Special Meeting and the proposals can be found in the proxy statement. To view the proxy material electronically, please visit www.proxyonline.com/docs/AllianzGlRetirement.pdf. To simplify matters we have included another copy of the voting form for your review and convenience. Should you have any questions regarding the proposals, please call 1 (877) 361-7967 Ext 10565.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Mail. Simply cast your vote by signing, dating and mailing the enclosed voting form in the postage-prepaid return envelope provided.

2.	Vote via the Internet. Simply visit www.proxyvote.com and enter your control number found on the enclosed voting form.

3.	Vote by Phone. Simply dial the toll-free number indicated on the enclosed voting form.

Thank you in advance for your participation.

OB10565_5.4

IMPORTANT NOTICE

REGARDING YOUR INVESTMENT

ALLIANZGI RETIREMENT FUNDS

1633 Broadway, New York, NY 10019

May 16, 2016

Dear Shareholder:

The Board of Trustees of your AllianzGI Retirement Fund has sent you detailed information regarding the upcoming Special Meeting of Shareholders to ask for your vote on two important proposals affecting the Fund. The Special Meeting is scheduled to be held at 10:30 A.M., Eastern Time, on Wednesday, June 15, 2016, at the offices of Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, NY 10019.

Detailed information about the Special Meeting and the proposals can be found in the proxy statement. To view the proxy material electronically, please visit www.proxyonline.com/docs/AllianzGlRetirement.pdf. To simplify matters we have included another copy of the voting form for your review and convenience. Should you have any questions regarding the proposals or to vote your shares, please call 1 (877) 361-7967.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided.

2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions.

3. PHONE dial toll-free indicated on the enclosed voting form and follow the voice prompts.

4. LIVE with a live operator when you call toll-free (877) 361-7967 Monday through Friday, 9:00 A.M. to 10:00 P.M. Eastern Time.

Thank you in advance for your participation.

N10565_5.4N